EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, the undersigned President and Chief Executive Officer of AML Communications, Inc. (the “Company”), hereby certify, to the best of my knowledge, that:

•                              the Quarterly Report of the Company on Form 10-QSB/A for the period ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•                              the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: April 18, 2005

/s/ Jacob Inbar
Jacob Inbar,

President and Chief Executive Officer